Exhibit 10.2

PRB GAS TRANSPORTATION, INC.

(A Nevada Corporation)

FORM OF AMENDED AND RESTATED WARRANT CERTIFICATE

WARRANT NUMBER	NUMBER OF WARRANTS:

CLASS “A” WARRANT CERTIFICATE FOR THE PURCHASE OF SHARES
OF THE $.001 PAR VALUE COMMON STOCK OF
PRB GAS TRANSPORTATION, INC.

THE ISSUE OF THESE WARRANTS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER OF THESE WARRANTS IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

FOR VALUE RECEIVED, PRB Gas Transportation, Inc. (the “Company”), a Nevada corporation, hereby certifies that            , the registered holder hereof, or registered assigns, (the “Holder”) subject to the terms and conditions hereinafter set forth and at any time during the period beginning one year from the date of issuance, or        , and ending 24 months following the date a Registration Statement for the shares of common stock underlying the warrant is deemed effective, and is entitled to:

1.         Purchase shares of the Common Stock of the Company for each of the within Warrants exercised at a price of $       per share of such Common Stock (the “Warrant Price”) as follows:

1.1           Cashless Exercise.

The Holder may effect a cashless exercise of the Warrants by delivering the Warrant Certificate to the Company together with a Subscription in the form of Exhibit A attached thereto, duly executed by such Holder.  Upon such cashless exercise, the number of Shares to be purchased by each Holder shall be determined by dividing: (i) the number obtained by multiplying the number of Shares that are the subject of each Holder’s Warrant Certificate by the amount, if any, by which the then Market Value (as hereinafter defined) exceeds the Purchase Price; by (ii) the then per share Market Value.  In no event shall the Company be obligated to issue any fractional securities and, at the time it causes a certificate or certificates to be issued, it shall pay the Holder in lieu of any fractional securities or shares to which such Holder would otherwise be entitled, by the Company check, in an amount equal to such fraction multiplied by the Market Value.  The “Market Value” shall be determined on a per Share basis as of the close of the business day preceding the date of exercise, which determination shall be made as follows:  (a) if the Common Stock is listed for trading on a national or regional stock exchange or is included on the NASDAQ National Market or SmallCap Market, the average closing sale price quoted on such exchange or the NASDAQ National Market or SmallCap Market which is published in The Wall Street Journal for the 10 trading days immediately preceding the date of exercise, or if no trade of the Common Stock shall have been reported during such period, the last sale price so quoted for the next day prior thereto on which a trade in the Common Stock was so reported; or (b) if the Common Stock is not so listed, admitted to trading or included, the average of the closing highest reported bid and lowest reported ask price as quoted on the National Association of Securities Dealer’s OTC Bulletin Board or in the “Pink Sheets” published by the National Daily Quotation Bureau for the first day immediately preceding the date of exercise on which the Common Stock is traded.

1.2           Partial Exercise.  The Warrants may also be exercised from time to time in part by surrendering the Warrant Certificate in the manner specified in Section 1.1 hereof. Upon any such partial exercise, the Company, at its expense, will forthwith issue to the Holder a new Warrant Certificate or Warrants of like tenor calling in the aggregate for the number of securities (as constituted as of the date hereof) for which the Warrant Certificate shall not have been exercised, issued in the name of the Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct.

2.         Upon exercise of these Warrants, the registered Holder hereof shall surrender to the stock transfer agent of the Company this Warrant Certificate together with the form of subscription attached hereto.

3.         In the exercise of the Warrants no fractional shares the Common Stock of the Company shall be issued.

4.         The Company covenants and agrees that shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof hereunder.  This Warrant shall not be exercised by Holder in any state where such exercise would be unlawful such as a state in which the Company’s Common Stock is not registered or qualified as the case requires.

5.         The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of like tenor then outstanding.

6.         This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein set forth, and no dividend shall be payable to accrue in respect to this Warrant or the interest represented hereby, or the shares which may be acquired hereunder, until or unless, and except to the extent that this Warrant shall be exercised and the Common Stock which may be acquired upon exercise thereof shall become deliverable.

7.         This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to acquire the number of shares which may be acquired hereunder, each of such new Warrants to represent the right to acquire such number of shares as may be designated by the registered Holder at the time of such surrender.

8.         The Company may deem and treat the Holder at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9.         The number of shares of Common Stock which may be acquired upon exercise of these Warrants and the Warrant Price shall be subject to adjustment from time to time as follows:

a.   If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock which may be acquired upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased in each instance, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof the number of shares of Common Stock which may be acquired upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased in each instance.

b.   If the Company shall distribute to all of the holders of its shares of Common Stock any security (except as provided in the preceding paragraph) or other assets (other than a distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company), the Board of Directors shall be required to make such equitable adjustment in the Warrant Price in effect immediately prior to the record date of such distribution as may be necessary to preserve to the Holder of this Warrant rights substantially proportionate to those enjoyed hereunder by such Holder immediately prior to the happening of such distribution.  Any such adjustment shall become effective as of the day following the record date for such distribution.

c.   Whenever the number of shares of Common Stock which may be acquired upon the exercise of this Warrant is required to be adjusted as provided herein, the Warrant Price shall be adjusted (to the nearest cent) in each instance by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock which may be acquired hereunder upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock which may be acquired hereunder immediately thereafter.

d.   In case of any reclassification of the outstanding shares of Common Stock, other than a change covered by paragraph (9a) above or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other that a consolidation merger in which the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expirations of the respective rights of exercise of the Warrant) to receive upon the exercise thereof using the same aggregate Warrant Price applicable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, or upon the dissolution following any sale or other transfer, which a holder of the number of shares of Common Stock of the Company would obtain upon exercise of the Warrants immediately prior to such event; and if any classification also results in a change in shares of Common Stock covered by paragraph (9a) above, then such adjustment shall be made pursuant to both paragraph (9a) above and this paragraph (9d).  The provisions of this paragraph (9d) shall similarly apply to successive reclassifications, or capital reorganizations, mergers or consolidations, sales or other transfers.

e.   In case of the dissolution, liquidation or winding-up of the Company, all rights under any of the Warrants not theretofore exercised nor expired by their terms shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date.  Notice of the termination of purchase rights shall be given to the registered Holder of this Warrant as the same shall appear on the books of the Company, by certified or registered mail at least thirty (30) days prior to such termination date.

f.    In case the Company shall, at any time prior to the Expiration Date of the Warrants, and prior to the exercise thereof, offer to the holders of its Common Stock any right to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the registered Holder of this Warrant not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date fixed for the determination of stockholders entitled to such subscription rights.  Such notice shall specify the date as to which the books shall be closed or record date be fixed with respect to such offer or subscription, and the right of the registered Holders hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised nor converted on before the date of such closing of the books or such record date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer this      day of             .

PRB Gas Transportation, Inc.,
a Nevada corporation

By
President
ATTEST:

Secretary

ACCEPTED:

EXHIBIT A

FORM OF SUBSCRIPTION (CASHLESS EXERCISE)

TO:         PRB Gas Transportation, Inc.

The undersigned, the Holder of Warrant Certificate number              (the “Warrant”), representing              Warrants of PRB Gas Transportation, Inc. (the “Company”), which Warrant is being delivered herewith, hereby irrevocably elects the cashless exercise of the purchase right provided by the Warrant Agreement and the Warrant Certificate for, and to purchase thereunder, Shares of the Company in accordance with the formula provided at Section 1.1(b) of the Warrant Agreement.  The undersigned requests that the certificates for such Shares be issued in the name of, and delivered to,                           , whose address is                                                                                            , all in accordance with the Warrant Certificate.

Dated:	Signature:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

Address:

Social Security Number or Tax Identification Number

FORM OF ASSIGNMENT

(To be exercised by the registered holder if such Holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED                                                                hereby sells, assigns and transfers unto:

Print Name of Transferee

Address

City State Zip Code

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                   Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:	Signature:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate)

Social Security Number or Other Identifying Number of Assignee